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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934



       Date of Report (Date of earliest event reported) DECEMBER 7, 1999
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                                TRANSMATION, INC.
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               (Exact name of registrant as specified in charter)


        OHIO                          0-3905                    16-0874418
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(State or other jurisdiction        (Commission             (IRS Employer
of incorporation)                   File Number)            Identification No.)


10 VANTAGE POINT DRIVE, ROCHESTER, NEW YORK                        14624
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(Address of principal executive offices)                         (Zip Code)


Registrant's telephone number, including area code (716) 352-7777
                                                   --------------


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          (Former name or former address, if changed since last report)

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ITEM 5.  OTHER EVENTS.

        On December 7, 1999, by action of the Registrant's Board of Directors:
Robert G. Klimasewski reassumed the office of President and Chief Executive Officer; Eric W. McInroy relinquished the office of President and Chief Executive Officer to become President of the Registrant's Transcat Distribution Division; Barry F. Wharity, former President of Transcat, became President of the new Calibration Services Division; and Cornelius J. Murphy reassumed the office of Chairman of the Board of Directors.


                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                  TRANSMATION, INC.


Dated:  December 17, 1999                         By: /s/ John A. Misiaszek
                                                      --------------------------
                                                      John A. Misiaszek
                                                      Vice President - Finance